Putnam
Money
Market
Fund

SEMIANNUAL REPORT

March 31, 1997

[LOGO: BOSTON * LONDON * TOKYO]

Fund highlights

* "[D]espite the obvious love affair individual investors have had with mutual funds the past few years, they've also been steadily allocating cash to money market funds, one of the most conservative and most 'liquid' -- or easy to enter and exit -- investments available. By next month, these assets could top $1 trillion, up from $300 billion only four years ago."

                         -- The Wall Street Journal, April 3, l997

CONTENTS

 4 Report from Putnam Management

 7 Fund performance summary

10 Portfolio holdings

13 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[COPYRIGHT] Karsh, Ottawa

Dear Shareholder:

Prolonged anticipation of a Federal Reserve Board increase in short-term interest rates provided most of the challenges for Fund Manager Lindsey Strong throughout the first half of Putnam Money Market Fund's fiscal year. Thus, when the Fed finally did raise rates by a quarter point near the end of the period, she had already positioned the portfolio appropriately.

Lindsey also maintained the fund's conservative strategy of investing in high-quality short-term investments. As a result, she was able to deliver another period of competitive performance while maintaining a stable net asset value. In the following report, Lindsey discusses in detail the driving forces behind your fund's performance during the first half of fiscal 1997 and her outlook for the fiscal year's second half.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
May 14, 1997



Report from the Fund Manager
Lindsey C. Strong

Putnam Money Market Fund began fiscal 1997 in an economic environment marked by solid growth, relatively moderate interest rates, and fairly low inflationary expectations. In fact, throughout the period's entire first half -- the six months ended March 31, 1997 -- an economic environment prevailed in which momentum toward higher interest rates was building. During the first three months of calendar l997, however, the indicators that measure the strength of the economy pointed to a rate of growth that some financial professionals believed could trigger a significant rise in inflation -- and the Federal Reserve Board responded accordingly.

Your fund's conservative investment strategy, which emphasizes superior quality short-term instruments and the pursuit of current income, served it well in this environment. The fund once again provided a competitive total return while continuing to focus on capital preservation and maintaining a stable $1.00 share price.

* THE FED'S PREEMPTIVE STRIKE

After leaving interest rates alone for more than two years, the Federal Reserve Board raised short-term interest rates by a quarter of a percentage point on March 25, l997, explaining the move as a "preemptive strike" against inflation. The Fed's action came on the heels of a host of data that indicated a still robust economy. Personal income and consumer spending rose sharply, new home sales were up, and the unemployment rate had declined to 5.2%, its lowest level in eight years.

These positive trends were accompanied by growing concern about the prospect of higher inflation down the road. It was this worry that prompted the Fed's action, since rising interest rates usually have the effect of slowing economic growth and thus can be expected to help keep inflation under control.

Because we correctly anticipated the Fed's move on interest rates, we took a more defensive approach in managing the fund. We concentrated on maximizing income while maintaining high quality. Since we wanted the fund to be able to take full advantage of any rise in interest rates, we shortened the portfolio's average maturity, thus affording an earlier opportunity to purchase newer higher-yielding securities. By using this strategy, we have avoided locking the portfolio into lower-yielding investments, should interest rates continue to rise.

* SEEKING ATTRACTIVELY VALUED HIGH-QUALITY SECURITIES

We continued to invest in traditional money market securities of the highest quality. These included certificates of deposit, commercial paper, bank notes, and government agency discount notes. Supply was steady during the period, and in our opinion, securities were attractively valued.

As many investors across the board became more cautious during the first three months of l997, we saw a dramatic increase in the amount of money flowing into money market funds. Your fund was no exception. As the new money came in, the combination of relatively good supply and fairly low prices was helpful, since it presented us with attractive investment opportunities to absorb the cash.

Superior portfolio quality is one of your fund's most important attributes so, as always, our strict standards for investing in any security remained intact. Ideally, at the time of acquisition, every holding must be rated by two or more nationally recognized rating services and receive at least two ratings within the top two categories. If the security has been rated by only one service, its rating must be within the service's top two categories. At period's end, all portfolio holdings were rated. If a security is unrated, however, it must be judged by Putnam Management to be of quality equivalent to that of securities with ratings in the top two categories.



PERFORMANCE COMPARISONS (3/31/97)
                                                Current
                                                return*
------------------------------------------------------------
Passbook savings account                         2.01%
------------------------------------------------------------
Taxable money market fund 7-day yield            5.08
------------------------------------------------------------
3-month certificate of deposit                   4.03
------------------------------------------------------------
Putnam Money Market Fund (7-day yield)
------------------------------------------------------------
Class A                                          4.81
------------------------------------------------------------
Class B                                          4.81
------------------------------------------------------------
Class M                                          4.66
------------------------------------------------------------

The net asset value of money market mutual funds ins uninsured and designed to be fixed, while distributions vary daily. Investment returns will fluctuate. The principal value of passbook savings and band CDs is generally insured up to certain limits by state and federal agencies. Unlike stocks, which incur more risk, CDs offer a fixed rate of return. Unlike money market funs, bank CDs may be subject to substantial penalties for early withdrawals.

*Sources: Bank of Boston (passbook savings), Bank Rate Monitor (3-month
 CDs), IBC/Donaghue's Money Fund Report (taxable money market fund 7-day yield).

* OUTLOOK: FURTHER RATE INCREASES POSSIBLE

In the months ahead, we will be carefully monitoring the economic environment. If the economy continues to gain strength, we believe the Fed may again take preemptive moves against inflation with further increases in short-term rates.

Should this type of environment persist, we would continue to focus on capturing the highest possible yields for the fund while maintaining the portfolio's traditional high quality. To this end, we would anticipate keeping the average maturity relatively short. We believe our emphasis on traditional high-quality instruments should enable the fund to maintain its policy of seeking current income and a stable share price.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 3/31/97, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Money Market Fund is designed for investors seeking current income, consistent with capital preservation, stable principal, and liquidity.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 3/31/97

                             Class A         Class B           Class M
(inception date)            (10/1/76)       (4/27/92)         (12/8/94)
                               NAV       NAV       CDSC          NAV
------------------------------------------------------------------------------
6 months                      2.50%     2.25%     -2.75%        2.43%
------------------------------------------------------------------------------
1 year                        5.06      4.54      -0.46         4.91
------------------------------------------------------------------------------
5 years                      22.11        --         --           --
Annual average                4.08        --         --           --
------------------------------------------------------------------------------
10 years                     71.21        --         --           --
Annual average                5.52        --         --           --
------------------------------------------------------------------------------
Life of class                   --     19.05     17.05         12.33
Annual average                  --      3.60      3.24          5.16
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 3/31/97
                                            Lipper
                                         Money Market      Consumer
                                            Average      Price Index
------------------------------------------------------------------------------
6 months                                     2.35%          1.39%
------------------------------------------------------------------------------
1 year                                       4.76           2.76
------------------------------------------------------------------------------
5 years                                     21.74          14.86
Annual average                               4.01           2.81
------------------------------------------------------------------------------
10 years                                    70.88          42.73
Annual average                               5.50           3.62
------------------------------------------------------------------------------
Life of class B                             21.38          14.70
Annual average                               4.02           2.82
------------------------------------------------------------------------------
Life of class M                             12.22           6.88
Annual average                               5.06           2.92
------------------------------------------------------------------------------

Fund performance data do not take into account any adjustment for taxes payable on reinvested distributions. Performance data represent past results and are not indicative of future returns. Investment returns will fluctuate. An investment in the fund is neither insured nor guaranteed by the U.S. government. There can be no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share. The fund's holdings do not match those in the Lipper Average.



PRICE AND DISTRIBUTION INFORMATION
6 months ended 3/31/97

                                       Class A      Class B      Class M
------------------------------------------------------------------------------
Distributions (number)                    6            6            6
------------------------------------------------------------------------------
Income                               $0.024771    $0.022276    $0.024032
------------------------------------------------------------------------------
   Total                             $0.024771     0.022276    $0.024032
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current 7-day yield1                   4.81%         4.31%        4.66%
------------------------------------------------------------------------------
Current 30-day yield1                  4.93          4.43         4.77
------------------------------------------------------------------------------
1The 7-day and 30-day yields are the two most common gauges for measuring money market mutual fund performance.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares generally are fund shares purchased with an initial sales charge. In the case of your fund, which has no sales charge, the reference is to shares purchased or acquired through the exchange of class A shares from another Putnam fund. Exchange of your fund's class A shares into another fund may involve a sales charge, however.

Class B shares generally are fund shares purchased with no initial sales charge but subject to a contingent deferred sales charge (CDSC) upon redemption. However, class B shares of your fund can be acquired only through exchange of class B shares from another fund or purchased by certain systematic plan shareholders. A contingent deferred sales charge is a charge applied at the time of redemption of class B shares and assumes redemption at the end of the period. The CDSC schedule will vary depending on whether the shares were acquired through exchange or through a systematic investment plan purchase. Consult your prospectus for details.

Class M shares generally have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption. In the case of your fund, which has no sales charge, exchange of your fund's class M shares into another fund may involve a sales charge, however.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares.



COMPARATIVE BENCHMARKS

Lipper Money Market Fund Average, used for performance comparison purposes, is an arithmetic average of the total return of all money market mutual funds tracked by Lipper Analytical Services. Lipper is an independent rating organization for the mutual fund industry. Lipper rankings vary for other periods. The fund's holdings do not match those in the Lipper Average. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



Portfolio of investments owned
March 31, 1997 (Unaudited)


COMMERCIAL PAPER (77.7%)                                                         MATURITY
PRINCIPAL AMOUNT                                                                 DATE                  VALUE

DOMESTIC (52.6%)
------------------------------------------------------------------------------------------------------------
   $ 15,000,000  A.H. Robins Co.  5.35s                                          5/12/97     $    14,906,375
     30,000,000  American Home Products 5.32s                                    5/9/97           29,827,100
     25,000,000  Asset Securitization Co-op Corp. 5.32s                          6/2/97           24,767,250
     18,000,000  Asset Securitization Co-op Corp. 5.32s                          5/16/97          17,877,640
     40,000,000  Asset Securitization Co-op Corp. 5.27s                          5/19/97          39,713,078
     30,000,000  Bank of America 5.32s                                           4/23/97          29,898,033
     25,000,000  Bank of America 5.9s                                            3/4/98           24,992,825
     25,742,000  Bank One Corp 5.3s                                              4/10/97          25,704,102
     25,000,000  Chase Manhattan Bank Corp. 5.58s                                9/29/97          24,294,118
     15,000,000  Ciesco L.P. 5.29s                                               4/23/97          14,949,304
     25,000,000  Ciesco L.P. 5.52s                                               4/15/97          24,942,500
     40,000,000  Ciesco L.P. 5.35s                                               4/15/97          39,910,833
     35,000,000  Corporate Asset Funding Co. Inc. 5.3s                           4/24/97          34,876,333
     40,000,000  Corporate Asset Funding Co. Inc. 5.3s                           4/9/97           39,947,000
     30,000,000  Corporate Receivables Corp. 5.35s                               4/21/97          29,906,375
     25,000,000  Corporate Receivables Corp. 5.34s                               4/8/97           24,970,333
     25,000,000  Corporate Receivables Corp. 5.28s                               5/7/97           24,864,333
     35,000,000  Delaware Funding Corp. 5.35s                                    5/8/97           34,802,347
     40,000,000  Delaware Funding Corp. 5.29s                                    5/1/97           39,817,789
     35,000,000  Falcon Asset Securization Corp. 5.35s                           4/30/97          34,843,958
     20,000,000  Falcon Asset Securization Corp. 5.34s                           5/16/97          19,863,533
     28,125,000  Falcon Asset Securization Corp. 5.33s                           4/1/97           28,120,836
     35,000,000  Ford Motor Credit Corp. 5.3s                                    4/2/97           34,989,694
     50,000,000  Ford Motor Credit Corp. 5.26s                                   4/23/97          49,831,972
     30,000,000  General Electric Capital Corp. 5.4s                             7/16/97          29,518,500
     20,000,000  General Electric Capital Services 5.34s                         4/30/97          19,911,000
     35,000,000  General Electric Capital Services 5.33s                         5/5/97           34,818,632
     30,000,000  General Motors Acceptance Corp. 5.33s                           4/10/97          29,955,583
     25,000,000  General Motors Acceptance Corp. 5.33s                           4/9/97           24,966,687
     30,000,000  General Motors Acceptance Corp. 5.32s                           4/7/97           29,968,967
     37,000,000  HJ Heinz Company 5.3s                                           4/18/97          36,901,950
     30,000,000  Household Finance Co. 5.32s                                     4/15/97          29,933,500
     50,000,000  Household Finance Co. 5.32s                                     4/3/97           49,978,371
     30,000,000  IBM Credit Corp. 5.33s                                          4/28/97          29,875,633
     10,000,000  IBM Credit Corp. 5.32s                                          4/8/97            9,988,177
     10,000,000  IBM Credit Corp. 5.32s                                          4/2/97            9,997,004
     20,000,000  IBM Credit Corp. 5.31s                                          4/14/97          19,958,700
     20,000,000  Merrill Lynch & Co, Inc. 5.36s                                  4/22/97          19,934,489
     15,000,000  Merrill Lynch & Co, Inc. 5.34s                                  5/21/97          14,886,525
     20,000,000  Merrill Lynch & Co, Inc. 5.3s                                   5/21/97          19,849,833
     20,091,000  Metlife Funding Inc. 5.57s                                      4/29/97          20,000,851
     26,990,000  Metlife Funding Inc. 5.32s                                      5/6/97           26,846,413
     17,250,000  National Rural Utilities Cooperative
                   Finance Corp. 5.32s                                           5/12/97          17,142,935
     30,000,000  National Rural Utilities Cooperative
                   Finance Corp. 5.3s                                            4/8/97           29,964,667
     15,000,000  NationsBank Corp. 5.38s                                         5/14/97          14,901,367
     20,000,000  NationsBank Corp. 5.37s                                         7/8/97           19,704,650
     85,000,000  New Center Asset Trust 6.7s                                     4/1/97           84,984,181
     37,150,000  Preferred Receivables Funding Corp. 5.6s                        4/28/97          36,988,191
     20,000,000  Preferred Receivables Funding Corp. 5.37s                       4/9/97           19,973,150
     25,600,000  Preferred Receivables Funding Corp. 5.35s                       5/15/97          25,428,800
     50,000,000  Sears Roebuck Acceptance Corp. 5.34s                            4/2/97           49,985,167
     30,000,000  Sears Roebuck Acceptance Corp. 5.28s                            5/15/97          29,802,000
     50,000,000  Sheffield Receivables Corp. 5 1/2s                              4/22/97          49,831,944
     15,000,000  Sheffield Receivables Corp. 5.4s                                4/17/97          14,961,750
     21,200,000  Sheffield Receivables Corp. 5.35s                               4/17/97          21,146,441
     40,000,000  Sherwood Medical Company 5.3s                                   4/21/97          39,876,333
                                                                                              --------------
                                                                                              $1,620,600,052

FOREIGN (25.1%)
------------------------------------------------------------------------------------------------------------
    $25,000,000  Abbey National PLC 5.4s (United Kingdom)                        7/11/97     $    24,617,500
     25,000,000  Abbey National PLC 5.28s (United Kingdom)                       8/21/97          24,475,667
     35,000,000  Abbey National PLC 5.27s (United Kingdom)                       5/20/97          34,743,819
     25,000,000  ABN AMRO North American Finance 5.37s
                   (Netherlands)                                                 7/8/97           24,630,812
     25,000,000  ABM AMRO North American Finance 5.35s
                   (Netherlands)                                                 4/15/97          24,944,271
     20,000,000  Banco Nacional de Mexico (Barclays Bank (LOC))
                   5.37s (United Kingdom)                                        4/17/97          19,949,283
     15,000,000  Banco Nacional de Mexico (Barclays Bank (LOC))
                   5.29s (United Kingdom)                                        4/16/97          14,964,733
     25,000,000  Bank of Nova Scotia 5.26s (Canada)                              4/21/97          24,923,292
     25,000,000  Canadian Imperial Bank of Commerce 5.315s
                   (Canada)                                                      4/17/97          24,937,253
     20,000,000  CEMEX S.A. (Credit Suisse (LOC)) 5.37s
                   (Switzerland)                                                 5/27/97          19,829,950
     15,000,000  CEMEX S.A. (Credit Suisse (LOC)) 5.3s
                   (Switzerland)                                                 6/12/97          14,838,792
     30,000,000  Commonwealth Bank of Australia 5.4s (Australia)                 6/17/97          29,649,000
     20,000,000  Commonwealth Bank of Australia 5.39s (Australia)                7/15/97          19,682,589
     15,000,000  Commonwealth Bank of Australia 5.33s (Australia)                4/28/97          14,937,816
     30,000,000  Credit Suisse First Boston 5.27s (Switzerland)                  5/21/97          29,776,025
     37,000,000  Den Danske Bank 5.33s (Denmark)                                 4/11/97          36,939,741
     25,000,000  Deutsche Bank Financial Inc. 5.35s (Germany)                    6/6/97           24,751,076
     20,000,000  Formosa Plastic USA (ABN AMRO Bank N.V.
                   (LOC)) 5.54s (Netherlands)                                    4/23/97          19,929,211
     12,000,000  Formosa Plastic USA (ABN AMRO Bank N.V.
                   (LOC)) 5.33s (Netherlands)                                    4/16/97          11,971,573
     40,000,000  Glencore Fin. (Union Bank (LOC)) 5.43s
                   (Switzerland)                                                 8/28/97          39,095,000
     37,982,000  Glencore Fin.  (Union Bank (LOC)) 5.36s
                   (Switzerland)                                                 5/29/97          37,648,349
     20,000,000  PEMEX Capital Inc. (Credit Suisse (LOC)) 5.3s
                   (Switzerland)                                                 5/12/97          19,876,333
     20,000,000  PEMEX Capital Inc. (Credit Suisse (LOC)) 5.32s
                   (Switzerland)                                                 4/7/97           19,979,311
     85,000,000  Rabobank USA Financial Corp. 6 3/4s
                   (Netherlands)                                                 4/1/97           84,984,062
     60,000,000  Royal Bank of Canada 5.33s (Canada)                             4/29/97          59,742,383
     27,000,000  Societe Generale 5.28s (France)                                 8/20/97          26,437,680
     20,000,000  Svenska Handelsbanken 5.38s (Sweden)                            7/28/97          19,644,322
     25,000,000  Svenska Handelsbanken 5.38s (Sweden)                            6/23/97          24,686,166
                                                                                              --------------
                                                                                              $  772,586,009
                                                                                              --------------
                 Total Commercial Paper  (cost $2,393,220,929)                                $2,393,186,061

CERTIFICATES OF DEPOSIT (9.4%)*                                                 MATURITY
PRINCIPAL AMOUNT                                                                 DATE                  VALUE
------------------------------------------------------------------------------------------------------------
    $35,000,000  Bayerische Vereinsbank AG 5.48s (Germany)                       4/7/97       $   35,000,000
     30,000,000  Canadian Imperial Bank of Commerce 5.8s
                   (Canada)                                                      3/2/98           29,991,339
     25,000,000  Canadian Imperial Bank of Commerce 5.35s
                   (Canada)                                                      4/30/97          24,999,460
     35,000,000  Deutsche Bank 5 1/2s (Germany)                                  6/19/97          35,011,288
     50,000,000  Morgan Guaranty Trust Co. 5.49s                                 6/16/97          50,001,051
     30,000,000  National Westminster Bank PLC 5.685s
                   (United Kingdom)                                              2/27/98          29,992,811
     20,000,000  Societe Generale 5.62s (France)                                 4/1/97           20,000,000
     20,000,000  Societe Generale 5.6s (France)                                  4/4/97           20,000,043
     20,000,000  Societe Generale 5.48s (France)                                 4/8/97           19,999,912
     25,000,000  Svenska Handelsbanken 5.41s (Sweden)                            4/18/97          25,000,428
                                                                                              --------------
                 Total Certificates of Deposit  (cost $289,996,332)                           $  289,996,332

U.S GOVERNMENT & AGENCY OBLIGATIONS (2.8%)*                                      MATURITY
PRINCIPAL AMOUNT                                                                   DATE               VALUE
-----------------------------------------------------------------------------------------------------------
    $25,000,000  Federal Home Loan Mortgage Corp. 5.3s                           4/18/97     $   24,933,750
                 Federal National Mortgage Association
     25,000,000    5.48s                                                         5/2/97          24,878,222
     35,000,000    5.26s                                                         4/16/97         34,918,177
                                                                                             --------------
                 Total U.S. Government & Agency Obligations
                   (cost $84,730,149)                                                        $   84,730,149

BANK NOTES (1.6%)*                                                               MATURITY
PRINCIPAL AMOUNT                                                                   DATE               VALUE
-----------------------------------------------------------------------------------------------------------
    $25,000,000  First National Bank of Boston 5.47s                             6/11/97     $   25,000,000
     25,000,000  First National Bank of Boston 5.34s                             5/21/97         25,000,000
                                                                                             --------------
                 Total Bank Notes  (cost $50,000,000)                                        $   50,000,000

SHORT-TERM INVESTMENTS (5.9%)*(cost $181,838,321)
PRINCIPAL AMOUNT
------------------------------------------------------------------------------------------------------------
  $181,806,000   Interest in $576,440,000 joint repurchase
                   agreement dated March 31, 1997 with S.B.C.
                   Warburg Inc. due April 1, 1997 with respect
                   to various U.S. Treasury obligations -- maturity
                   value of $181,838,321 for an effective yield of 6.4%                       $  181,838,321
------------------------------------------------------------------------------------------------------------
                 Total Investments  (cost $2,999,750,863) ***                                 $2,999,750,863
------------------------------------------------------------------------------------------------------------

  * Percentages indicated are based on net assets of $3,080,799,925

*** The aggregate identified cost on a tax basis is the same.

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
March 31, 1997 (Unaudited)

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at amortized cost (Note 1)                                $2,999,750,863
---------------------------------------------------------------------------------------------------
Cash                                                                                            265
---------------------------------------------------------------------------------------------------
Interest and other receivables                                                            5,648,111
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                  105,541,214
---------------------------------------------------------------------------------------------------
Total assets                                                                          3,110,940,453

Liabilities
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                       735,601
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                               26,333,016
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                              2,040,738
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                  626,260
---------------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                               25,051
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  5,622
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                      218,613
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                      155,627
---------------------------------------------------------------------------------------------------
Total liabilities                                                                        30,140,528
---------------------------------------------------------------------------------------------------
Net assets                                                                           $3,080,799,925

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Note 4)                                                             $3,080,799,925
---------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per class A share
($2,444,162,051 divided by 2,444,162,051 shares) *                                            $1.00
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($579,490,059 divided by 579,490,059 shares)**                                                $1.00
---------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per class M share
($57,147,815 divided by 57,147,815 shares)*                                                   $1.00
---------------------------------------------------------------------------------------------------

 * Offered at net asset value.
** Class B shares are available only by exchange of class B shares from other Putnam funds to certain systematic investment plan investors. The applicable contingent deferred sales charge will depend upon the fund from which you exchanged.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended March 31, 1997 (Unaudited)

Interest income:                                                                       $68,710,574
--------------------------------------------------------------------------------------------------
Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                         4,039,698
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                           2,459,228
--------------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                          50,165
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                            11,042
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                    1,096,700
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                       27,056
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     50,431
--------------------------------------------------------------------------------------------------
Registration fees                                                                          468,011
--------------------------------------------------------------------------------------------------
Auditing                                                                                    35,352
--------------------------------------------------------------------------------------------------
Legal                                                                                       38,176
--------------------------------------------------------------------------------------------------
Postage                                                                                     99,527
--------------------------------------------------------------------------------------------------
Other                                                                                      155,996
--------------------------------------------------------------------------------------------------
Total expenses                                                                           8,531,382
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                (871,646)
--------------------------------------------------------------------------------------------------
Net expenses                                                                             7,659,736
--------------------------------------------------------------------------------------------------
Net investment income                                                                   61,050,838
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                  $ 61,050,838
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                   Six months ended         Year ended
                                                                                           March 31       September 30
                                                                                              1997*               1996
----------------------------------------------------------------------------------------------------------------------
Increase in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                $   61,050,838     $   88,858,794
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                     61,050,838         88,858,794
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
From net investment income
  Class A                                                                               (50,287,219)       (71,786,456)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                                                (9,895,545)       (16,189,187)
----------------------------------------------------------------------------------------------------------------------
  Class M                                                                                  (868,074)          (883,151)
----------------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                       954,121,476        672,064,983
----------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                            954,121,476        672,064,983

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                   2,126,678,449      1,454,613,466
----------------------------------------------------------------------------------------------------------------------
End of period                                                                        $3,080,799,925     $2,126,678,449
----------------------------------------------------------------------------------------------------------------------

* Unaudited

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------
                              Six months
                                   ended                                     For the eleven
Per-share                       March 31                                       months ended
operating performance         (Unaudited)           Year ended September 30        Sept. 30             Year ended October 31
------------------------------------------------------------------------------------------------------------------------------------
                                    1997             1996             1995             1994             1993             1992
------------------------------------------------------------------------------------------------------------------------------------
Net investment income             $.0248           $.0507           $.0521           $.0299           $.0246           $.0353
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations              .0248            .0507            .0521            .0299            .0246            .0353
------------------------------------------------------------------------------------------------------------------------------------
Total distributions              $(.0248)         $(.0507)         $(.0521)         $(.0299)         $(.0246)         $(.0353)
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)           2.50*            5.19             5.33             3.03*            2.49             3.58
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                $2,444,162       $1,659,288       $1,189,640       $1,101,171         $586,920         $839,185
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .29*             .57              .62              .58*             .70              .86
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           2.47*            5.00             5.23             3.03*            2.48             3.56
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the periods ended September 31, 1995 and thereafter includes amounts paid through expense offset service arrangements. Prior period ratios exclude these amounts (Note 2).





Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------
                              Six months
                                   ended                                     For the eleven                     For the period
Per-share                       March 31                                       months ended      Year ended     April 27,1992+
operating performance         (Unaudited)           Year ended September 30    September 30      October 31      to October 31
------------------------------------------------------------------------------------------------------------------------------------
                                    1997             1996             1995             1994             1993             1992
------------------------------------------------------------------------------------------------------------------------------------
Net investment income             $.0223           $.0457           $.0469           $.0251           $.0195           $.0151
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations              .0223            .0457            .0469            .0251            .0195            .0151
------------------------------------------------------------------------------------------------------------------------------------
Total distributions              $(.0223)         $(.0457)         $(.0469)         $(.0251)         $(.0195)         $(.0151)
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)           2.25*            4.67             4.80             2.54*            1.98             1.52*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $579,490         $438,316         $256,533         $194,187          $22,777           $2,864
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .54*            1.07             1.12             1.03*            1.20              .70*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           2.23*            4.51             4.75             2.77*            1.98             1.50*
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the periods ended September 31, 1995 and thereafter includes amounts paid through expense offset service arrangements. Prior period ratios exclude these amounts (Note 2).





Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Six months
                                                                                      ended                    For the period
Per-share                                                                          March 31       Year ended     Dec. 8, 1994+
operating performance                                                            (Unaudited)        Sept. 30       to Sep. 30
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                $.0240           $.0490           $.0434
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                 .0240            .0490            .0434
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                 $(.0240)         $(.0490)         $(.0434)
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                                              2.43*            5.02             4.43*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                      $57,148          $29,075           $8,440
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                               .37*             .72              .67*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                              2.41*            4.82             4.29*
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the periods ended September 31, 1995 and thereafter includes amounts paid through expense offset service arrangements. Prior period ratios exclude these amounts (Note 2).




Notes to financial statements
March 31, 1997 (Unaudited)

Note 1
Significant accounting policies

Putnam Money Market Fund (the "fund"), is registered under the Investment Company Act of 1940, as amended as a diversified, open-end management investment company. The fund seeks current income consistent with preservation of capital and maintenance of liquidity. The fund achieves its objective by investing in a portfolio of high-grade short-term obligations. The fund may invest up to 100% of its assets in the banking industry and in commercial paper and short-term corporate obligations of issuers in the personal credit institution and business credit industries.

The fund offers class A, class B and class M shares. Each class of shares is sold without a front-end sales charge. Class B shares are offered only in exchange for class B shares of other Putnam funds, or purchased by certain systematic investment plans. Shareholders are subject to the same contingent deferred sales charge schedule as the fund from which they were exchanged. Class B shares pay an ongoing distribution fee, and are subject to a contingent deferred sales charge if the shares are redeemed within six years of purchase (including any holding period of the shares in other Putnam funds). Class M shares pay an ongoing distribution fee lower than class B shares but are not subject to a contingent deferred sales charge.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to class B and class M shares). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation The valuation of the fund's portfolio instruments is determined by means of the amortized cost method as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions Security transactions are accounted for on the trade date ( date the order to buy or sell is executed).

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held and for excise tax on income and capital gains.

F) Interest income and distributions to shareholders Interest is recorded on the accrual basis. Income dividends (and distributions of realized gains, if any) are recorded daily by the fund and are distributed monthly to the shareholders. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Note 2
Management fee,
administrative services
and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.50% of the first $100 million of average net assets, 0.40% of the next $100 million, 0.35% of the next $300 million, 0.325% of the next $500 million, and 0.30% of any amount over $1 billion.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended March 31, 1997, fund expenses were reduced by $871,646 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $2,060 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class B shares and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.75% and 1.00% of the average net assets attributable to class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.50% and 0.15% of the average net assets attributable to class B and class M shares, respectively.

For the six months ended March 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received no monies in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares acquired through an exchange from another fund. For the six months ended March 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received no monies on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended March 31, 1997, purchases and sales (including maturities) of investment securities (all short-term obligations) aggregated $28,593,470,229 and $27,668,863,998 respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At March 31, 1997, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares at a constant net asset value of $1.00 per share were as follows:

                           Six months ended       Year ended
                                   March 31     September 30
------------------------------------------------------------
Class A                                1997             1996
------------------------------------------------------------
Shares sold                   7,006,229,980    8,637,001,040
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                    47,381,780       67,453,247
------------------------------------------------------------
                              7,053,611,760    8,704,454,287

Shares
repurchased                  (6,268,737,257)  (8,234,806,321)
------------------------------------------------------------
Net increase                    784,874,503      469,647,966
------------------------------------------------------------

                           Six months ended       Year ended
                                   March 31     September 30
------------------------------------------------------------
Class B                                1997             1996
------------------------------------------------------------
Shares sold                   1,327,433,148    2,160,995,082
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     9,003,946       14,670,593
------------------------------------------------------------
                              1,336,437,094    2,175,665,675

Shares
repurchased                  (1,195,262,927)  (1,993,883,218)
------------------------------------------------------------
Net increase                    141,174,167      181,782,457
------------------------------------------------------------

                           Six months ended       Year ended
                                   March 31     September 30
------------------------------------------------------------
Class M                                1997             1996
------------------------------------------------------------
Shares sold                     156,900,325      133,711,096
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       831,802          845,150
------------------------------------------------------------
                                157,732,127      134,556,246

Shares
repurchased                    (129,659,321)    (113,921,686)
------------------------------------------------------------
Net increase                     28,072,806       20,634,560
------------------------------------------------------------



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

William F. McGue
Vice President

Lindsey C. Strong
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Treasurer

This report is for the information of shareholders of Putnam Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

32894-010/879/534   5/97